SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 1, 1997
                                                         ----------------

                               AMERICASBANK CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Maryland                       000-22925                   52-1948980
-------------------------     ------------------------    ----------------------
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

3621 East Lombard Street
Baltimore, Maryland                                                 21224
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 410-825-5580
                                                            ------------

      The Registrant hereby amends and restates Item 2, Acquisition or Disposition of Assets, and Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K dated December 15, 1997 in its entirety as set forth herein.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      As of December 1, 1997, AmericasBank Corp. (the "Registrant") purchased $2,150,000 of the capital stock of AmericasBank (the "Bank"), whereupon the Bank became a wholly-owned subsidiary of the Registrant, and the Bank consummated the transactions contemplated by the Branch Purchase and Assumption Agreement dated May 31, 1996, as amended, and the Loan Purchase and Assumption Agreement dated May 31, 1996, as amended (collectively, the "Agreements"), between the Bank and Rushmore Trust & Savings, FSB ("Rushmore"). The Agreements provided for the purchase by the Bank of certain assets and the assumption of certain deposit liabilities primarily related to Rushmore's Baltimore, Maryland branch office located at 3621 East Lombard Street, Baltimore, Maryland 21224 (the "Baltimore Branch"). The transactions contemplated by the Agreements are referred to herein as the "Acquisition." The Acquisition was initiated when Kenneth Pezzula, a director of the Registrant, and an organizer of the Bank, as well as a director of Rushmore, approached management of Rushmore to propose the sale of the Baltimore Branch to a group desiring to establish a new community bank. As of October 31, 1997, Mr. Pezzula resigned as a member of the Board of Directors of Rushmore.

      On August 7, 1997, the Registrant commenced an initial public offering (the "Offering") of its common stock, $0.01 par value per share (the "Common Stock"), pursuant to the Registrant's Registration Statement on Form SB-1 (No. 333-28881). Pursuant to the Registration Statement, the Registrant sought to issue and sell a minimum of 240,000 and a maximum of 300,000 shares of the Registrant's Common Stock at an offering price of $10.00 per share, primarily for the purpose of raising the funds necessary to capitalize the Bank.

      The Offering was terminated by the Registrant on November 30, 1997 because the Registrant had sold the maximum number of shares available in the Offering as of that date. The Registrant sold a total of 300,000 shares of Common Stock in the Offering, and received gross Offering proceeds of $3,000,000. As stated above, as of December 1, 1997, the Registrant purchased $2,150,000 of the capital stock of the Bank, and the Bank became a wholly owned subsidiary of the Registrant. The Bank obtained all necessary regulatory approvals to commence banking operations as of December 1, 1997.

      As stated above, the Acquisition closed as of December 1, 1997. At the closing, the Bank assumed deposits booked at the Baltimore Branch totaling approximately $7,680,000. The Bank acquired all of Rushmore's loans, including accrued interest and charges thereon, originated at the Baltimore Branch (the "Baltimore Branch Loans"), and certain of Rushmore's loans, including accrued interest and charges thereon, originated at Rushmore's Montgomery County, Maryland branch office (the "Montgomery County Loans"). At closing, the Baltimore Branch Loans and the Montgomery County Loans totaled approximately $6,504,000. In addition, at closing, the Bank acquired certain assets related to the operation of the Baltimore Branch (the "Baltimore Branch Assets"), which assets will be used by the Bank in its operations. The Baltimore Branch Assets included the Baltimore Branch's real property, building and improvements and all of the Baltimore Branch's fixtures, furnishings, equipment, furniture and other tangible personal property. The purchase price for the Baltimore Branch Assets totaled approximately $80,000. At closing, the Bank also paid Rushmore $50,000 for its agreement not to compete with the Bank, and a deposit premium of 3.5% of the Baltimore Branch Deposits (plus accrued interest) less $105,000, which totaled approximately $164,000. Finally, at closing, the Bank was given a credit for $120,000 in deposits that it had paid Rushmore through November 30, 1997.

      As a result of the transactions described above, the Bank received approximately $1,002,000 in cash from Rushmore as consideration for the net deposit liabilities assumed, less deposit premium.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements of Businesses Acquired.

           The following financial statements of the Baltimore Branch of Rushmore are filed with this report:

           Audited Statement of Net Assets as of December 31, 1996.                   Previously filed with the
                                                                                      Commission with the
                                                                                      Registrant's Registration
                                                                                      Statement on Form SB-1, as
                                                                                      amended, filed on June 10,
                                                                                      1997 (SEC File No. 333-
                                                                                      28881), and incorporated
                                                                                      herein by reference.

           Audited Statements of Certain Revenues and Certain Expenses
           and of Cash Flows for the years ended
           December 31, 1995 and December 31, 1996.                                   Previously filed with the
                                                                                      Commission with the
                                                                                      Registrant's Registration
                                                                                      Statement on Form SB-1, as
                                                                                      amended, filed on June 10,
                                                                                      1997 (SEC File No. 333-
                                                                                      28881), and incorporated
                                                                                      herein by reference.

           Unaudited Statement of Net Assets as of September 30, 1997.                Page F-1 of this report.

           Unaudited Statements of Certain Revenues and Certain
           Expenses and of Cash Flows for the Nine Months Ended
           September 30, 1997 and September 30, 1996.                                 Page F-2 of this report.


           The information contained in the Unaudited Statement of Net Assets as of September 30, 1997 and the Unaudited Statements of Certain Revenues and Certain Expenses and of Cash Flows for the Nine Months Ended September 30, 1997 and September 30, 1996 was provided to the Registrant by Rushmore.

      (b)  Pro Forma Financial Information.

           The following unaudited pro forma consolidated financial statements are filed with this report:

           Unaudited Pro Forma Consolidated Balance Sheet
           as of September 30, 1997 and Explanatory Notes.                            Page F-5 of this report.

           Unaudited Pro Forma Consolidated Statement of
           Operations for the Year Ended December 31, 1996
           and Explanatory Notes.                                                     Page F-8 of this report.

           Unaudited Pro Forma Consolidated Statement of
           Operations for the Nine Months Ended September 30,
           1997 and Explanatory Notes.                                                Page F-10 of this report.



      The unaudited pro forma financial information and explanatory notes have been derived from the historical financial statements of the Registrant, adjusted to give effect to the Acquisition and the Offering. The Unaudited Pro Forma Consolidated Balance Sheet assumes that such transactions occurred on September 30, 1997, as adjusted to give effect to the assets acquired and liabilities assumed upon consummation of the Acquisition. The Unaudited Pro Forma Consolidated Statements of Operations assume that such transactions occurred at the beginning of the periods presented.

      THE UNAUDITED PRO FORMA FINANCIAL INFORMATION IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE FINANCIAL POSITION OR RESULTS OF OPERATION THAT WOULD HAVE OCCURRED HAD THE TRANSACTIONS REFLECTED THEREIN OCCURRED AS OF THE DATE OR FOR THE PERIODS PRESENTED, NOR IS IT INDICATIVE OF THE FINANCIAL POSITION OR RESULTS OF OPERATION OF FUTURE PERIODS.

      (c)  Exhibits.

        Exhibit Number                      Description                                   Method of Filing
              23                 Consent of Arthur Anderson LLP.                    Attached hereto.

              99                 Audited Statement of Net Assets as of              Previously filed with the
                                 December 31, 1996 and Audited                      Commission with the
                                 Statements of Certain Revenues and                 Registrant's Registration
                                 Certain Expenses and of Cash Flows for             Statement on Form SB-1, as
                                 the years ended December 31, 1995 and              amended, filed on June 10, 1997
                                 December 31, 1996.                                 (SEC File No. 333-28881), and
                                                                                    incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICASBANK CORP.

Date: February 13, 1998                By: /s/ J. Clarence Jameson, III
                                           ---------------------------------
                                           J. Clarence Jameson, III,
                                           President and Chairman of the
                                             Board of Directors

             The Baltimore Branch of Rushmore Trust and Savings, FSB
                             Statement of Net Assets
                            as of September 30, 1997
                                   (Unaudited)

                 ASSETS

                      Loans receivable              $5,388,000
                      Accrued interest receivable       51,000
                      Due from Rushmore              2,408,000
                      Property and equipment, net       11,000
                                                    ----------
                      Total assets                  $7,858,000
                                                    ==========
                 LIABILITIES

                      Deposits                      $7,858,000
                                                    ----------
                 NET ASSETS                         $     --
                                                    ==========



         The accompanying notes are an integral part of this statement.

             The Baltimore Branch of Rushmore Trust and Savings, FSB
               Statement of Certain Revenues and Certain Expenses
              for the nine months ended September 30, 1997 and 1996
                                   (Unaudited)

                                                      Nine Months Ended September 30,
                                                      -------------------------------
                                                             1997       1996
                                                             ----       ----
INTEREST INCOME ON LOANS                                   $419,000   $496,000
INTEREST EXPENSE ON DEPOSITS                                273,000    261,000
                                                           --------   --------
     Net interest income                                    146,000    235,000
PROVISION FOR LOAN LOSS RESERVE                                --         --
                                                           --------   --------
     Net interest income after provision for loan losses    146,000    235,000
                                                           --------   --------
LATE CHARGES AND OTHER FEES                                  14,000     20,000
                                                           --------   --------
EXPENSES CHARGED TO THE BALTIMORE BRANCH

     Salaries and benefits                                   84,000     79,000
     Collection and foreclosure                                --       13,000
     Electric and telephone                                   8,000      6,000
     Depreciation                                             3,000      5,000
     Deposit insurance premium                                4,000     18,000
                                                           --------   --------
     Total expenses charged to the Baltimore Branch          99,000    121,000
                                                           --------   --------
EXCESS OF CERTAIN REVENUES OVER CERTAIN
EXPENSES CHARGED TO THE BALTIMORE BRANCH                     61,000    134,000

TRANSFER TO RUSHMORE                                         61,000    134,000
                                                           --------   --------
     Net of certain revenues over certain expenses         $   --     $   --
                                                           ========   ========




         The accompanying notes are an integral part of this statement.

             The Baltimore Branch of Rushmore Trust and Savings, FSB
                             Statement of Cash Flows
              for the nine months ended September 30, 1997 and 1996
                                   (Unaudited)

                                               Nine Months Ended September 30,
                                               -------------------------------
                                                    1997           1996
                                                    ----           ----

    Net cash used in operating activities       $   (58,000)       (60,000)
    Net cash provided by investing activities       390,000      1,098,000
    Net cash used in financing activities          (332,000)    (1,038,000)
                                                -----------    -----------
         INCREASE IN CASH                       $      --      $      --
                                                ===========    ===========



         The accompanying notes are an integral part of this statement.

             The Baltimore Branch of Rushmore Trust and Savings, FSB
                     Notes to Unaudited Financial Statements
                               September 30, 1997
                                   (Unaudited)

1.   Basis of Presentation

     The accompanying interim financial statements include certain assets, liabilities and operating activities of the Baltimore Branch of Rushmore Trust and Savings, FSB (the "Baltimore Branch"), and have been prepared by the Baltimore Branch without audit. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. Certain assets, liabilities, revenues and expenses not accounted for at the Baltimore Branch level have been excluded.

     The operating activity for the nine months ended September 30, 1997 are not necessarily indicative of results to be expected for the full year. There interim financial statements should be read in conjunction with the audited financial statements and notes thereto included in AmericasBank Corp.'s registration statement, as amended, on Form SB-1, filed with the Securities and Exchange Commission on June 10, 1997 (File No. 333-28881).

                               AmericasBank Corp.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                            As of September 30, 1997

                                                                                  Baltimore
                                                                 No. of             Branch/           Pro Forma        Company,
                                          Company              Shares Sold       Acquisition         Adjustments      as adjusted
                                          -------              -----------       -----------         -----------      -----------
Assets
  Cash and Investments                 $   354,000            $ 2,341,000(a)    $        --          $1,002,000(e)    $ 3,697,000
  Loans Receivable, net                       --                     --           5,388,000           1,116,000(e)      6,504,000
  Accrued Interest Receivable                1,000                   --              51,000               7,000(e)         59,000
  Premises and Equipment                      --                     --              11,000              69,000(e)         80,000
  Organization Costs                       135,000                   --                --                  --             135,000
  Intangible Assets                         41,000                   --                --               214,000(e)        255,000
  Non Refundable Deposit--                  80,000                   --                --               (80,000)(e)          --
     Purchase of Deposits, Loans
     and Branch Facility
  Deferred Offering Costs                  150,000                   --                --                  --                --
  Due from Rushmore                           --                     --           2,408,000          (2,408,000)(f)          --
                                       -----------            -----------       -----------         -----------       -----------
  Total Assets                         $   761,000            $ 2,191,000       $ 7,858,000            ($80,000)      $10,730,000
                                       ===========            ===========       ===========         ===========       ===========

Liabilities and Stockholders' Equity
  Deposits                             $      --              $      --         $ 7,858,000          $ (178,000)(e)   $ 7,680,000
  Accrued Liabilities                      252,000                   --                --              98,000(e)          200,000
  Advances from Lenders                    509,000                   --                --                  --                --
                                       -----------            -----------       -----------         -----------       -----------
  Total Liabilities                        761,000               (659,000)        7,858,000             (80,000)        7,880,000
                                       -----------            -----------       -----------         -----------       -----------


Stockholders' Equity
  Common Stock                                --                    3,000(d)           --                  --               3,000
  Preferred Stock                             --                     --                --                  --                --
  Additional Paid-in Capital                  --                2,847,000(d)           --                  --           2,847,000
  Retained Earnings                           --                     --                --                  --                --
                                       -----------            -----------       -----------         -----------       -----------
   Total Stockholders' Equity                 --                2,850,000              --                  --           2,850,000
                                       -----------            -----------       -----------         -----------       -----------
Total Liabilities and                  $   761,000            $ 2,191,000       $ 7,858,000            ($80,000)      $10,730,000
   Stockholders' Equity                ===========            ===========       ===========         ===========       ===========

       Notes to Pro Forma Consolidated Balance Sheet at September 30, 1997

(a)  Reflects the net cash received from the Offering

Proceeds (300,000 shares @ $10.00 per share)                     $3,000,000
Payment for deferred Offering costs                                (150,000)
Payment for advances from Lenders                                  (509,000)
                                                                -----------

                                                                 $2,341,000
                                                                ===========

(b) Reflects the charge off of the deferred Offering costs incurred against the Offering proceeds.

(c) Reflects the repayment of the advances from the Lenders.

(d) Reflects the stockholder's equity as a result of the Offering, net of Offering costs.

Proceeds from Offering                                          $3,000,000
Less: Offering costs                                              (150,000)
                                                                ----------
Net proceeds from Offering                                       2,850,000
Less: Par Value of Common Stock                                     (3,000)
                                                                ----------
Additional Paid In Capital                                      $2,847,000
                                                                ==========

(e) Reflects the effect of adjustments required to adjust the Baltimore Branch's September 30, 1997 Statement of Net Assets to the balances required or assumed from the Acquisition, which was consummated as of December 1, 1997.

1)   Cash acquired in the Acquisition                           $1,002,000
                                                                ==========

2)   Loans acquired in the Acquisition (including               $6,504,000
     loans acquired from Rushmore's Montgomery
     County, Maryland branch office)

     Branch loans as of September 30, 1997                       5,388,000
                                                                ----------
                  Pro forma adjustment                          $1,116,000
                                                                ==========

3)   Accrued interest acquired in the Acquisition                  $58,000
     (including accrued interest from the loans acquired from Rushmore's Montgomery
     County, Maryland branch office)

     Branch accrued interest as of September 30, 1997               51,000
                                                                   -------
                  Pro forma adjustment                             $ 7,000
                                                                   =======
4)   Premises and equipment acquired in the
     Acquisition                                                   $80,000

     Branch net book value of premises and
     equipment as of September 30, 1997                             11,000
                                                                   -------
                  Pro forma adjustment                             $69,000
                                                                   =======

5)   Intangible assets purchased in the Acquisition

                  Premium on deposits                             $164,000
                  Agreement not to compete                          50,000
                                                                  --------
                  Pro forma adjustment                            $214,000
                                                                  ========

6) Offset of deposit of $80,000 that had been paid to Rushmore as of September 30, 1997

7)   Deposits assumed in the Acquisition                        $7,680,000
     Branch deposits as of September 30, 1997                    7,858,000
                                                                ----------
                  Pro forma adjustment                          $ (178,000)
                                                                ==========

8)   Liabilities to be assumed in the Acquisition               $   98,000
                                                                ==========

(f) Reflects the elimination of the Due From Rushmore of $2,408,000 that will not be acquired.

                               AmericasBank Corp.
            Pro Forma Consolidated Statement of Operations(Unaudited)
                               For the Year Ended
                                December 31, 1996

                                                  Company
                                              If in Operation       Baltimore        Pro Forma        Company,
                                   Company  for the Entire Year      Branch         Adjustments      as adjusted
                                   -------  -------------------     ---------       -----------      -----------
Interest Income
 Interest on loans                $    --       $    --            $ 643,000       $  95,000(b)      $ 738,000
 Interest on Investments              2,000          --                 --              --               2,000(f)
                                  ---------     ---------          ---------       ---------         ---------
 Total interest income                2,000          --              643,000          95,000           740,000
 Interest expense deposits             --            --              352,000            --             352,000
                                  ---------     ---------          ---------       ---------         ---------
 Net interest income                  2,000          --              291,000          95,000           388,000
Provision for loan losses              --            --                 --              --                --
Late charges and other fees            --            --               29,000            --              29,000
                                  ---------     ---------          ---------       ---------         ---------
                                      2,000          --              320,000          95,000           417,000
                                  ---------     ---------          ---------       ---------         ---------
 Salaries and benefits                 --            --              106,000          26,000(c)        132,000
 Collection and foreclosure            --            --               25,000            --              25,000
 Occupancy                             --            --                8,000           4,000(c)         12,000
 Depreciation and amortization         --           5,000(a)           6,000          81,000(d)         92,000
 Deposit insurance premiums            --            --               23,000            --              23,000
 Other expense                         --            --                 --           349,000(c)        349,000
                                  ---------     ---------          ---------       ---------         ---------
 Total expenses charged to Bank        --           5,000            168,000         460,000           633,000
                                  ---------     ---------          ---------       ---------         ---------
 Income before income taxes           2,000          --              152,000        (365,000)         (216,000)

Income tax provision                   --            --                 --              --                --
Transfer to Rushmore                   --            --             (152,000)        152,000(e)           --
                                  ---------     ---------          ---------       ---------         ---------
 Net Income (Loss)                $   2,000     ($  5,000)         $    --         ($213,000)        ($216,000)
                                  =========     =========          =========       =========         =========

       Notes to Pro Forma Consolidated Income Statement for the Year Ended
                               December 31, 1996

(a) Reflects one year's amortization of the Company's organizational costs of $25,000 being amortized over five years.

(b) Reflects the interest income earned on the additional loans acquired that were originated at Rushmore's Montgomery County, Maryland branch office.

(c) Reflects the estimated additional salary and benefits, occupancy and other costs that the Baltimore Branch would have incurred, if it were operating on a stand alone basis.

(d) Reflects estimated additional depreciation and amortization expense which would be incurred while operating between January 1, 1996 and December 31, 1996 as follows:

Depreciation

     Real Estate                                                --     $50,000 over 15 years          $  3,000
     Furnishings                                                --     $30,000 over 5 years              6,000
Amortization
     Organization Costs                                         --     $110,000 over 5 years            22,000
     Premium on loans                                           --     $50,000 over 15 years             3,000
     Premium on deposits                                        --     $181,000 over 5 years            36,000
     Covenant not to compete                                    --     $50,000 over 3 years             17,000
                                                                                                       -------
                  Total Estimated                                                                       87,000
     Less:        Depreciation expense recognized in the                                                (6,000)
                  Baltimore Branch income statement                                                     (6,000)
                                                                                                       -------
     Pro Forma Adjustment                                                                              $81,000
                                                                                                       =======


(e) Reflects the elimination of the transfer to Rushmore.

(f) Does not include interest that would have been earned on cash available for investing.

                               AmericasBank Corp.
           Pro Forma Consolidated Statement of Operations (Unaudited)
                            For the Nine Months Ended
                               September 30, 1997
                               -----------------

                                                    Company
                                                If in Operation
                                                for the 1st three    Baltimore  Pro Forma      Company,
                                     Company      Qtrs. 1997         Branch     Adjustments   as adjusted
                                     -------      ----------        ----------- -----------   -----------
Interest Income
 Interest on loans                $    --      $    --         $ 419,000    $  71,000(b)    $ 490,000
 Interest on Investments             17,000         --              --           --            17,000(f)
                                  ---------    ---------       ---------    ---------       ---------
 Total interest income               17,000         --           419,000       71,000         507,000
Interest expense deposits              --           --           273,000         --           273,000
                                  ---------    ---------       ---------    ---------       ---------
 Net interest income                 17,000         --           146,000       71,000         234,000
Provision for loan losses              --           --              --           --              --
Late charges and other fees            --           --            14,000         --            14,000
                                  ---------    ---------       ---------    ---------       ---------

                                     17,000         --           160,000       71,000         248,000
                                  ---------    ---------       ---------    ---------       ---------
 Salaries and benefits                 --           --            84,000       21,000(c)      105,000
 Occupancy                             --           --             8,000        3,000(c)       11,000
 Depreciation and amortization         --          4,000(a)        3,000       62,000(d)       69,000
 Deposit insurance premiums            --           --             4,000         --             4,000
 Other expense                       19,000         --              --        261,000(c)      280,000
                                  ---------    ---------       ---------    ---------       ---------
 Total expenses charged to Bank      19,000        4,000          99,000      347,000         469,000
                                  ---------    ---------       ---------    ---------       ---------
 Income before income taxes          (2,000)      (4,000)         61,000     (276,000)       (221,000)

Income tax provision                   --           --              --           --              --
Transfer to Rushmore                   --           --           (61,000)      61,000(e)         --
                                  ---------    ---------       ---------    ---------       ---------
 Net Income (Loss)                $  (2,000)   $  (4,000)      $    --       (215,000)      $(221,000)
                                  =========    =========       =========    =========       =========

            Notes to Pro Forma Consolidated Income Statement for the
                      Nine Months Ended September 30, 1997

(a) Reflects nine months amortization of the Company's organizational costs of $25,000 being amortized over five years.

(b) Reflects the interest income earned on the additional loans acquired that were originated at Rushmore's Montgomery County, Maryland branch office.

(c) Reflects the estimated additional salary and benefits, occupancy and other costs that the Baltimore Branch would have incurred, if it were operating on a stand alone basis.

(d) Reflects estimated additional depreciation and amortization expense which would be incurred while operating between January 1, 1997 and September 30, 1997 as follows:

Depreciation
     Real Estate                                                --     $50,000 over 15 years           $ 3,000
     Furnishings                                                --     $30,000 over 5 years              5,000
Amortization
     Organization Costs                                         --     $110,000 over 5 years            17,000
     Premium on loans                                           --     $50,000 over 15 years             2,000
     Premium on deposits                                        --     $164,000 over 5 years            25,000
     Covenant not to compete                                    --     $50,000 over 3 years             13,000
                                                                                                       -------
                  Total Estimated                                                                       65,000
     Less:        Depreciation expense recognized in the                                                (3,000)
                                                                                                       -------
                  Baltimore Branch income statement

     Pro Forma Adjustment                                                                              $62,000

(e) Reflects the elimination of the transfer to Rushmore.

(f) Does not include interest that would have been earned on cash available for investing.